INTERNET INDEX FUND

Financial Highlights

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                                                                                 For the Period
                                                            Six Months          November 4, 1999 (1)
                                                              Ended                   thru
                                                         December 31, 2000       June 30, 2000
                                                           (Unaudited)
Per Share Data:
Net asset value, beginning
      of period                                                    $11.29                 $10.00
                                                               ================= ================

Income from investment operations:
      Net investment income / (loss)                                (0.08)                  0.12
      Net realized and unrealized
          gain / (loss) on investments                              (6.63)                  1.17
      Total from investment operations                              (6.71)                  1.29

Distributions to shareholder
      Net Investment Income                                         (0.13)                     -
      Capital Gains                                                 (0.46)                     -
                                                                    (0.59)                     -

      Net asset value, end of period                                $3.99                 $11.29

Total return                                                       (59.82)(2)             12.90% (2)

Supplemental data and ratios:
      Net assets, end of period                                    $1,000,109             $3,189,188

      Ratios of expenses to average net assets

          Before expense reimbursement                             10.19% (3)             13.60% (3)

          After expense reimbursement                               1.28% (3)(5)           1.40% (3)

      Ratio of net investment income/(loss) to average net assets

          Before expense reimbursement                              (9.75)(3)             (13.53)(3)

          After expense reimbursement                               (0.84)(3)(5)           (1.33)(3)

      Portfolio turnover rate                                      28.58%                 46.88%
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(1)   Commencement of operations.
(2)   Not annualized.
(3)   Annualized.
(4)   The expense cap was adjusted from 1.40% to 0.99% in September
(5)   Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including  interest expense and net of reimbursement and waivers would have been 2.21%.
      Net  investment  income  excludes  interest  and  expense  and  is  net of reimbursements and waivers.
      The ratio to net investment loss to average net assets, including interest expense and net of reimbursement would have been 1.76% .

      See notes to the financial statements.